Exhibit 99.1

Marchex Announces Third Quarter 2022 Results

SEATTLE –November 3, 2022-- Marchex, Inc. (NASDAQ: MCHX), the award-winning AI-powered conversation intelligence company that helps businesses turn strategic insights into the actions that drive their most valued sales outcomes, today announced its financial results for the third quarter ended September 30, 2022.

Q3 2022 Financial Highlights

•	GAAP revenue was $13.2 million for the third quarter of 2022, compared to $13.7 million for the third quarter of 2021.
•	Net loss was $1.6 million for the third quarter of 2022 or $0.04 per diluted share, compared to a net income of $3.3 million or $0.07 per diluted share for the third quarter of 2021.
	Q3 2021	Q3 2022
GAAP Revenue	$13.7 million	$13.2 million
Non-GAAP Results:
Adjusted EBITDA	Break Even	Break Even
•	Adjusted non-GAAP income (loss) per share for the third quarter of 2022 was ($0.01) compared to ($0.01) for the third quarter of 2021.

Strategic Priorities and Growth Initiatives

•	New Customer Traction and Existing Customer Expansion. Marchex saw traction with new enterprise customers across multiple product lines in several verticals, including Home Services, Auto and others.
•	Company Maintains Profitability Metrics in the Third Quarter. In the third quarter of 2022, Marchex continued to be at break-even Adjusted EBITDA levels.
•

Conversation Volumes. Overall conversation volumes in the third quarter were down on a year-over-year basis, as some customers faced pressure from inventory shortages, inflationary pressures and overall macroeconomic factors. Despite this, conversation volume trends in some of the largest verticals were up modestly from the year ago period largely due to the expansion of relationships with existing customers in these verticals.

•	Accelerate Product Innovation.
•

Marchex Releases White Paper on the findings from a Major Study to assess the Current State of Car-buying. Global supply chain crises have transformed how U.S. consumers buy vehicles. With ongoing shortages, consumers are making clear that it is more important than ever that phone calls focused on vehicle availability precede traditional in-person dealership visits. That is, consumers want to call and have conversations with dealers ahead of visiting to simply find out what is available and at what price, or to understand how to purchase a vehicle. The study reveals the analysis of more than 60,000 consumer conversations with car dealerships and insights on how dealerships and auto equipment manufacturers can address critical customer communication challenges that are impacting the industry and business performance.

•

Marchex Wins 2022 APPEALIE SaaS Customer Success Award. The APPEALIE SaaS Awards honor customer-obsessed SaaS platforms and success stories that deliver extraordinary experiences and results. The SaaS Customer Success Award category winners are selected from entrants who are able to demonstrate the best customer success stories and outcomes. Marchex received the award for the use of its conversation intelligence capabilities to go "above and beyond" and help a national computer repair and support services company who relies heavily on phone calls to land new customers and drive new business in a competitively accelerating space. The company was able to obtain actionable conversation insights processed by Marchex’s conversation intelligence platform that identified time sensitive missed sales opportunities that were able to be rescued. This saved more than $50,000 in sales in a single month as well as improved overall call handling performance results. This success was possible through Marchex Anywhere, our integrations and applications hub that makes our suite of industry-leading conversational intelligence services available through partnerships with third party communications platforms.

“The third quarter was characterized by Marchex’s continued focus on innovation and unlocking the power of conversational intelligence to help businesses improve customer experience and grow revenue,” said Russell Horowitz, Executive Chairman and Co-CEO. “The trend toward businesses’ utilizing AI-powered conversational intelligence to drive improvements in customer experience is large and continuing to grow. Leveraging our unique conversational data stream, we expect to launch new sales engagement products in the coming periods that will accelerate Marchex’s opportunities and leadership. Through these initiatives, we believe we are well positioned to expand relationships with many of our Fortune 500 customers, open new channel partnerships, launch new products, and win new customers. We believe that our solutions and innovations continue to expand Marchex’s market opportunity and are setting the foundation to enhance our growth profile over time.”

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of November 3, 2022.

“In the third quarter, we saw customer impacts from supply chain disruptions, inflationary pressures and other macroeconomic events weigh on aggregate conversation volumes compared to the year-ago period (a trend that has continued into the October timeframe),” said Mike Arends, Co-CEO. “However, we continue to have a positive view of the intermediate and long-term pipeline as we are onboarding a number of new customers and advancing opportunities with several of our largest Fortune 500 customers where potential for growth and new multi-year commitments continue to emerge. With those factors in mind, and consistent with prior years, we expect normal seasonal factors to influence conversation volumes in the fourth quarter, offset, to a degree, by new sales traction. The balance of these factors, we believe, will lead revenue to be in a similar range to the year ago period and adjusted EBITDA to be at or near break-even for the overall 2022 calendar year. In terms of sequential momentum, we expect sequential financial progress on both revenue and adjusted EBITDA for the first quarter of 2023.”

“As we look to the future, we are continuing to make progress with many of our largest customer relationships and believe they can serve as a foundation for long-term growth for Marchex. Several of these relationships have significant opportunity that we believe we can realize as we look into 2023,” said Arends.

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday, November 3, 2022 to discuss Marchex’s financial results for the third quarter ended September 30, 2022 and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location shortly after completion of the call.

About Marchex

Marchex’s award-winning conversation intelligence platform, featuring AI-powered sales engagement and marketing solutions, helps businesses turn strategic insights into the actions that drive their most valued sales outcomes. Our multichannel voice and text capabilities enable sales and marketing teams to deliver the buying experiences that today’s customers expect. Marchex is the trusted conversation intelligence partner for market-leading companies in critical industries, including many of the world’s most innovative and successful brands.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 3, 2022 and Marchex undertakes no duty to update the information provided herein.

In the event the press release contains links to third party websites or materials, the links are provided solely as a convenience to you. Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including Adjusted EBITDA, Adjusted OIBA, and Adjusted non-GAAP income (loss) per share.

Adjusted EBITDA represents net income (loss) before (1) gain on loan extinguishment, (2) interest, (3) income taxes, (4) amortization of intangible assets from acquisitions, (5) depreciation and amortization, (6) stock-based compensation expense, (7) acquisition and disposition-related costs, and (8) foreign government assistance subsidies. Marchex believes that Adjusted EBITDA is an alternative measure used by our management to understand and evaluate our core operating performance and trends, and that provides meaningful supplemental information regarding performance and evaluating performance and liquidity to measure its ability to fund operations and its financing obligations.

Adjusted OIBA represents Adjusted EBITDA adjusted for depreciation and amortization. This measure, among other things, is another metric by which Marchex evaluates the performance of its business. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses as detailed above. Financial analysts and investors may use Adjusted EBITDA and Adjusted OIBA to help with comparative financial evaluation to make informed investment decisions.

Adjusted non-GAAP income (loss) per share represents Adjusted non-GAAP income (loss) divided by GAAP diluted shares outstanding. Adjusted non-GAAP income (loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) acquisition and disposition related costs, (3) amortization of intangible assets from acquisitions, (4) interest income and other, net, and (5) foreign government assistance subsidies. Financial analysts and investors may use Adjusted non-GAAP income (loss) per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir@marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2022	2021	2022
Revenue	$13,700	$13,197	$40,686	$39,878
Expenses:
Service costs (1)	5,507	4,992	16,389	14,791
Sales and marketing (1)	3,906	3,388	10,245	10,172
Product development (1)	3,178	3,524	13,289	10,515
General and administrative (1)	1,875	2,351	6,960	7,397
Amortization of intangible assets from acquisitions	1,149	531	3,708	1,593
Acquisition and disposition-related costs	(18)	10	103	37
Total operating expenses	15,597	14,796	50,694	44,505
Loss from operations	(1,897)	(1,599)	(10,008)	(4,627)
Gain on loan extinguishment	5,185	—	5,185	-
Interest income (expense) and other, net	(21)	37	2,453	33
Income (loss) before provision for income taxes	3,267	(1,562)	(2,370)	(4,594)
Income tax expense (benefit)	(43)	(4)	(15)	77
Net income (loss) applicable to common stockholders	$3,310	$(1,558)	$(2,355)	$(4,671)
Basic and diluted net loss per Class A and Class B share applicable to common stockholders	$0.07	$(0.04)	$(0.05)	$(0.11)
Shares used to calculate basic net loss per share applicable to common stockholders
Class A	4,661	4,661	4,661	4,661
Class B	39,246	38,861	39,213	38,735
Shares used to calculate diluted net income (loss) per share applicable to common stockholders:
Class A	4,661	4,661	4,661	4,661
Class B	44,385	43,522	43,874	43,396

(1) Includes stock-based compensation allocated as follows:
Service costs	$3	$46	$15	$125
Sales and marketing	213	205	663	596
Product development	45	58	230	216
General and administrative	347	316	1,099	1,097
Total	$608	$625	$2,007	$2,034

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	September 30,
	2021	2022
Assets
Current assets:
Cash and cash equivalents	$27,086	$23,329
Accounts receivable, net	8,021	8,437
Prepaid expenses and other current assets	2,407	2,554
Total current assets	37,514	34,320
Property and equipment, net	2,817	3,839
Right-of-use lease asset	2,238	1,119
Other assets, net	986	1,009
Goodwill	17,558	17,558
Intangible assets from acquisitions, net	4,714	3,121
Total assets	$65,827	$60,966
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,363	$1,315
Accrued benefits and payroll	3,631	4,228
Other accrued expenses and current liabilities	3,869	3,480
Deferred revenue and deposits	2,016	878
Lease liability, current	1,794	1,520
Total current liabilities	12,673	11,421
Deferred tax liabilities	186	217
Lease liability non-current	1,466	433
Total liabilities	14,325	12,071
Stockholders’ equity:
Class A common stock	49	49
Class B common stock	374	378
Additional paid-in capital	354,155	356,215
Accumulated deficit	(303,076)	(307,747)
Total stockholders’ equity	51,502	48,895
Total liabilities and stockholders’ equity	$65,827	$60,966

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Net Loss to Adjusted EBITDA and Adjusted Operating Income (Loss) Before Amortization (OIBA)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2022	2021	2022
Net loss applicable to common stockholders	$3,310	$(1,558)	$(2,355)	$(4,671)
Gain on loan extinguishment	(5,185)	—	(5,185)	—
Interest income (expense) and other, net	21	(37)	(2,453)	(33)
Income tax expense (benefit)	(43)	(4)	(15)	77
Amortization of intangible assets from acquisitions	1,149	531	3,708	1,593
Depreciation and amortization	305	443	1,108	1,301
Stock-based compensation	608	625	2,007	2,034
Acquisition and disposition-related costs (benefit)	(18)	10	103	37
Foreign government paycheck assistance and rent subsidies[1]	(134)	—	(433)	(10)
Adjusted EBITDA	$13	$10	$(3,515)	$328
Depreciation and amortization	305	443	1,108	1,301
Adjusted OIBA	$(292)	$(433)	$(4,623)	$(973)

[1]	Includes pandemic related wage and rent relief subsidies, recognized as a reduction of wages or rent during the period received.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Net Loss per Share to Adjusted Non-GAAP Loss Operations per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2022	2021	2022
Net loss applicable to common stockholders, diluted	$0.07	$(0.04)	$(0.05)	$(0.11)
Stock-based compensation	0.01	0.02	0.05	0.05
Amortization of intangible assets from acquisitions	0.03	0.01	0.08	0.04
Gain on loan extinguishment	(0.12)	-	(0.12)	-
Interest income and other, net	-	-	(0.06)	-
Foreign government paycheck assistance and rent subsidies	-	-	(0.01)	-
Adjusted non-GAAP loss per share	$(0.01)	$(0.01)	$(0.11)	$(0.02)
Shares used to calculate diluted net loss per share applicable to common stockholders (GAAP) and Adjusted Non-GAAP loss per share	44,385	43,522	43,874	43,396

[1]

For the purpose of computing the number of diluted shares for Adjusted Non-GAAP income (loss) per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP net income (loss) per share.